Second Quarter 2026 Business Review August 5, 2026

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent our expectations as of August 4, 2026. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading “Risk Factors” in Kadant’s Annual Report on Form 10-K for the fiscal year ended January 3, 2026 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybersecurity incidents; implementation of our internal growth strategy; competition; our ability to successfully manage our manufacturing operations; supply chain constraints, inflationary pressure, price increases or shortages in raw materials; loss of key personnel and effective succession planning; future restructurings; protection of intellectual property; changes to tax laws and regulations; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. 2KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted EPS, adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted operating income, and free cash flow. All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown within this presentation and in our second quarter 2026 earnings press release issued August 4, 2026, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We use organic revenue to understand our trends and to forecast and evaluate our financial performance and compare revenue to prior periods. Organic revenue excludes revenue from acquisitions for the four quarterly reporting periods following the date of the acquisition and the effect of foreign currency translation. Our other non-GAAP financial measures exclude amortization expense related to acquired intangible assets, profit in inventory, and backlog (collectively, purchase accounting expenses); acquisition costs; and other income or expense, as indicated. We exclude purchase accounting expenses and acquisition costs to provide a more meaningful and consistent comparison of our operating results over time and with peer companies. While we have a history of acquisition activity, such transactions do not occur on a predictable cycle, and the size and nature of these transactions will vary. We believe it is important for investors to understand that these intangible assets were recorded as part of purchase accounting and that they contribute to revenue generation. We also exclude other items as they are not indicative of our core operating results and are not comparable to other periods, which have differing levels of incremental costs, expenditures or income, or none at all. Additionally, we use free cash flow in order to provide insight on our ability to generate cash for acquisitions and debt repayments, as well as for other investing and financing activities. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them additional measures of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations or cash flows prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. 3 KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

BUSINESS REVIEW Jeffrey L. Powell, President & CEO 4

Second Quarter Highlights 5 KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. • Demand remains healthy; timing remains uncertain • Resilient business model continues to perform • Profitability supported by operational discipline • Strong contributions from our recent acquisitions • Exceeded expectations across most financial metrics 5

Q2 2026 Performance 6 ($ in millions, except per share amounts) Q2 26 Q2 25 Change Bookings $312.1 $269.4 +15.9% Revenue $312.9 $255.3 +22.6% Net Income $32.5 $26.2 +24.1% Adjusted EBITDA* $68.1 $52.4 +30.0% Adjusted EBITDA Margin* 21.8% 20.5% +130 bps EPS $2.75 $2.22 +23.9% Adjusted EPS* $3.42 $2.71 +26.2% Operating Cash Flow $53.5 $40.5 +32.2% Free Cash Flow* $42.6 $36.5 +16.6% HIGHLIGHTS • Healthy demand for aftermarket parts continued to drive bookings • Strong organic revenue growth, up 8% • Record adjusted EBITDA*, up 30% • Adjusted EPS* increased 26% • Excellent cash flows in Q2 KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

$93.1 $93.8 $93.6 $111.5 $102.8 2Q25 3Q25 4Q25 1Q26 2Q26 7 ($ in millions) Q2 26 Q2 25 Change Bookings $102.8 $93.1 +10.5 % Revenue $100.3 $95.9 +4.5 % Adjusted EBITDA* $27.8 $27.8 +0.2 % Adjusted EBITDA Margin* 27.7% 28.9% -120 bps HIGHLIGHTS • Strong bookings across diverse markets, particularly in the Americas • Record aftermarket parts revenue • Strong headwinds in Europe persisted throughout the quarter • Demand expected to remain stable in the second half of 2026 ($ in millions) BOOKINGS Flow Control KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

8 ($ in millions) Q2 26 Q2 25 Change Bookings $135.9 $105.4 +29.0% Revenue $143.8 $95.9 +49.9 % Adjusted EBITDA* $37.5 $21.3 +76.5 % Adjusted EBITDA Margin* 26.1% 22.2% +390 bps HIGHLIGHTS • Revenue and bookings benefited from recent acquisitions • Strong organic revenue growth of 13% achieved in Q2 • Record adjusted EBITDA* performance benefited from recent acquisitions • Commercial activity is strong, timing of capital projects remains uncertain Industrial Processing $105.4 $85.2 $121.0 $144.5 $135.9 2Q25 3Q25 4Q25 1Q26 2Q26 BOOKINGS ($ in millions) KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

9 ($ in millions) Q2 26 Q2 25 Change Bookings $73.3 $70.9 +3.3% Revenue $68.8 $63.4 +8.5% Adjusted EBITDA* $14.8 $13.8 +6.7% Adjusted EBITDA Margin* 21.5% 21.8% -30 bps HIGHLIGHTS • Steady year-over-year growth • Healthy aftermarket parts demand • Strong revenue volume contributed to adjusted EBITDA* growth of 7% • Positioned for growth once project conversions accelerate Material Handling $70.9 $59.3 $55.4 $64.7 $73.3 2Q25 3Q25 4Q25 1Q26 2Q26 BOOKINGS ($ in millions) KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

Business Outlook • Customer engagement and quote activity remain high • Demand expected to strengthen relative to the first half of the year as commercial activity remains healthy • Improving capital equipment environment although timing remains uncertain • Geopolitical tensions continue to pose challenges 10KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

FINANCIAL REVIEW Michael J. McKenney, EVP & CFO 11

Q2 2026 Financial Performance ($ in millions, except per share amounts) Q2 26 Q2 25 Revenue $312.9 $255.3 Gross Margin 43.8% 45.9% SG&A % of Revenue 26.1% 29.0% Operating Income $50.9 $39.4 Net Income $32.5 $26.2 Adjusted EBITDA* $68.1 $52.4 EPS $2.75 $2.22 Adjusted EPS* $3.42 $2.71 Operating Cash Flow $53.5 $40.5 HIGHLIGHTS • Record parts and consumables revenue • Adjusted EBITDA margin* of 21.8% • Adjusted EPS* exceeded guidance • Backlog of $340 million KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 12

Key Financial Metrics KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 13 $40.5 $47.3 $60.8 $21.9 $53.5 $36.5 $44.1 $54.7 $18.7 $42.6 FREE CASH FLOW* OPERATING CASH FLOW 2Q25 3Q25 4Q25 1Q26 2Q26 $52.4 $58.0 $58.0 $56.8 $68.1 $26.2 $27.7 $24.0 $25.5 $32.5 20.5% 21.4% 20.3% 20.2% 21.8% NET INCOME ADJUSTED EBITDA* ADJ. EBITDA MARGIN* 2Q25 3Q25 4Q25 1Q26 2Q26 ADJUSTED EBITDA* CASH FLOW ($ in millions)($ in millions)

2Q21 ADJ EPS* 2Q22 ADJ EPS* KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. Q2 25 to Q2 26 Adjusted EPS* $2.71 $0.67 $0.52 $0.01 $(0.23) $(0.12) $(0.08) $(0.06) $3.42 Q2 25 ADJ EPS* REVENUE ACQUISITIONS NONCONTROLLING INTERESTS GROSS MARGIN INTEREST EXPENSE TAX PROVISION OPERATING EXPENSES Q2 26 ADJ EPS* 14

Key Liquidity Metrics KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. ($ in millions) Q2 26 Q1 26 Q2 25 Cash, cash equivalents, and restricted cash $137.6 $119.8 $97.2 Debt $508.2 $361.3 $247.2 Lease obligations $2.4 $2.1 $1.7 Net Debt $373.0 $243.5 $151.7 Leverage ratio1 1.72 1.27 0.86 Working capital % LTM revenue2 19.3% 20.0% 17.7 % Cash conversion days3 133 147 128 15

Guidance KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 16 • FY 2026 revenue of $1.190 to $1.210 billion, revised from $1.178 to $1.203 billion • FY 2026 GAAP EPS of $9.78 to $10.03, revised from $9.80 to $10.15 • FY 2026 adjusted EPS* of $12.43 to $12.68 revised from $12.33 to $12.68 • Q3 2026 revenue of $297 to $307 million • Q3 2026 GAAP EPS of $2.28 to $2.38 • Q3 2026 adjusted EPS* of $2.90 to $3.00

Questions & Answers To participate in the live Q&A session, please go to investor.kadant.com and click on the Q&A session link to receive a dial-in number and unique PIN. Please mute the audio on your computer. 17

Delivering Exceptional Stakeholder Value 18KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. Reinforce an entrepreneurial mindset in our decentralized business model to stimulate growth and drive efficiencies. Build leadership capabilities to achieve growth-focused critical outcomes. Cultivate innovation, agility, and discipline for sustainable growth and profitability. Drive operational excellence via our 80/20 Performance System and Lean principles to systematically enhance performance. OUR KEY PRIORITIES

Investor Relations Michael McKenney, 978-776-2000 IR@kadant.com Media Relations Wes Martz, 978-776-2000 media@kadant.com 19 CONTACTS

Second Quarter 2026 Business Review 20 APPENDIX August 5, 2026

Revenue by Customer Location ($ in thousands) Q2 26 Q2 25 Change Change Excluding Acquisitions and FX* North America $186,796 $157,968 $28,828 $15,646 Europe 72,842 63,230 9,612 (2,978) Asia 33,544 20,941 12,603 6,289 Rest of World 19,693 13,128 6,565 650 Total $312,875 $255,267 $57,608 $19,607 KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 21 Percentage of Parts and Consumables Revenue Q2 26 Q2 25 Flow Control 76% 75% Industrial Processing 69% 76% Material Handling 57% 58% Consolidated 68% 71%

Adjusted EPS* Reconciliation Q2 26 Q2 25 EPS, as Reported $2.75 $2.22 Adjustments, Net of Tax Intangible Asset Amortization Expense 0.55 0.40 Profit in Inventory and Backlog Amortization Expense 0.08 0.01 Acquisition Costs 0.05 0.08 Adjusted EPS* $3.42 $2.71 KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 22 ($ in thousands) Q2 26 Q2 25 Operating Cash Flow $53,510 $40,482 Capital Expenditures (10,947) (3,968) Free Cash Flow* $42,563 $36,514 Free Cash Flow* Reconciliation

Adjusted EBITDA* Reconciliation ($ in thousands) Q2 26 Q2 25 Net Income Attributable to Kadant $32,468 $26,159 Net Income Attributable to Noncontrolling Interests 379 480 Provision for Income Taxes 13,182 9,822 Interest Expense, Net 4,819 2,899 Other Expense, Net 32 17 Intangible Asset Amortization Expense 8,626 6,333 Profit in Inventory Amortization Expense 1,201 24 Backlog Amortization Expense — 202 Acquisition Costs 604 908 Indemnification Asset Provision (125) — Depreciation Expense 6,918 5,534 Adjusted EBITDA* $68,104 $52,378 Adjusted EBITDA Margin* 21.8% 20.5 % KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 23

Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Adjusted EPS* has been calculated using our new methodology announced on February 19, 2026 to exclude intangible asset amortization expense. • Percent change in slides 6-9 is calculated using actual numbers reported in our press release dated August 4, 2026. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $50 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. KAI 2Q26 BUSINESS REVIEW– AUGUST 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 24